SUPPLEMENT DATED AUGUST 4, 2000
                              TO THE PROSPECTUS FOR
                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                DATED MAY 1, 2000

On page 11, under the Day-to-day Account Management section, replace with the following:

 Since July 2000    Scott D. Opsal,  CFA. Mr. Opsal is Chief Investment  Officer
                    of  Invista  Capital   Management  and  has  been  with  the
                    organization since 1993. He holds an MBA from the University of Minnesota and BS from Drake University. He has earned the right to use the Chartered Financial Analyst designation.











RF 668 S-5


                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.





                              ACCOUNTS OF THE FUND


                                Blue Chip Account
                                  Bond Account
                             Capital Value Account
                              International Account
                             LargeCap Growth Account
                                 MidCap Account
                             MidCap Growth Account
                              MidCap Value Account
                              Money Market Account
                                SmallCap Account
                            SmallCap Growth Account
                            Stock Index 500 Account








   This Prospectus describes a mutual fund organized by Principal Life Insurance Company. The Fund provides a choice of investment objectives through the accounts listed above.





                   The date of this Prospectus is May 1, 2000.





   Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS



ACCOUNT DESCRIPTIONS  ..................................................   4
     Blue Chip Account..................................................   6
     Bond Account.......................................................   8
     Capital Value Account..............................................  10
     International Account..............................................  12
     LargeCap Growth Account............................................  14
     MidCap Account.....................................................  16
     MidCap Growth Account..............................................  18
     MidCap Value Account...............................................  20
     Money Market Account...............................................  22
     SmallCap Account...................................................  24
     SmallCap Growth Account............................................  26
     Stock Index 500 Account............................................  28

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................  30

PRICING OF ACCOUNT SHARES...............................................  34

DIVIDENDS AND DISTRIBUTIONS.............................................  34

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................  35
     The Manager........................................................  35
     The Sub-Advisors...................................................  35


GENERAL INFORMATION ABOUT AN ACCOUNT....................................  43
     Shareholders Rights................................................  43
     Purchase of Account Shares.........................................  44
     Sale of Account Shares.............................................  44
     Financial Statements...............................................  45


FINANCIAL HIGHLIGHTS....................................................  46
     Notes to Financial Highlights......................................  50


ACCOUNT DESCRIPTIONS.......


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation, the Manager of the Fund, has selected a Sub-Advisor for certain Accounts (based on the Sub-Advisor's experience with the investment strategy for which it was selected). The Manager seeks to provide a full range of investment approaches through the Fund.

 Sub-Advisor                                                   Account
 -----------                                                   -------
 Berger LLC ("Berger")                                SmallCap Growth
 Dreyfus Corporation ("Dreyfus")                      MidCap Growth
 Invista Capital Management, LLC                      Blue Chip, Capital Value, International,
          ("Invista")                                    MidCap, SmallCap, and Stock Index 500
 Janus Capital Corporation ("Janus")                  LargeCap Growth
 Neuberger Berman Management Inc.                     MidCap Value
          ("Neuberger Berman")

Principal Management Corporation and Invista are members of the Principal Financial Group.

In the description for each Account, you will find important information about the Account's:

Annual operating expenses
The annual operating expenses for each Account are deducted from Account assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. The example is intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The example assumes you invest $10,000 in an Account for the time periods indicated. The example also assumes that your investment has a 5% total return each year and that the Account's operating expenses are the same as the most recent fiscal year expenses (or estimated expenses for a new Account). Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.

Principal investment strategy
This section summarizes how the Account intends to achieve its investment objective. It identifies the Account's principal investment strategy (including the type or types of securities in which the Account invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Day-to-day Account management
The people who manage the assets of each Account are listed with each Account. Backed by their staffs of experienced securities analysts, they provide the Accounts with professional investment management.

Account Performance
Included in each Account's description is a set of tables and a bar chart. As certain Accounts have been operating for a limited period of time, complete historical information is not available for those Accounts. If complete historical information is available, a bar chart is included to provide you with an indication of the risks involved when you invest. The chart shows changes in the Account's performance from year to year.

One of the tables compares the Account's average annual returns with:
o a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
o an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistic services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Money Market Account.

NOTE:Investments in the Accounts are not deposits of a bank and are not insured or guaranteed by the FDIC or any other government agency.

     No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations from unauthorized parties may not be relied upon as having been made by an Account, the Fund, the Manager or any Sub-Advisor.



GROWTH-ORIENTED ACCOUNT

Blue Chip Account
The Account seeks to achieve growth of capital and growth of income.

Main Strategies
The Account invests primarily in common stocks of well-capitalized, established companies. The Sub-Advisor, Invista, selects the companies it believes to have the potential for growth of capital, earnings and dividends. Under normal market conditions, the Account invests at least 65% (and may invest up to 100%) of its assets in blue chip companies. Blue chip companies are easily identified by:
     o    size (market capitalization of at least $1 billion)
     o    good industry position
     o    established history of earnings and dividends
     o    superior management structure
     o    easy access to credit

In addition, the large market of publicly held shares for these companies and their generally high trading volume results in a relatively high degree of liquidity for these stocks.

Invista may invest up to 35% of Account assets in equity securities, other than common stocks, issued by blue chip companies and in equity securities of companies that do not fit the blue chip definition. It may also invest up to 5% of Account assets in securities of unseasoned issuers. Unseasoned issuers may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Up to 20% of Account assets may be invested in foreign securities. The issuers of the foreign securities do not have to meet the criteria for blue chip companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Main Risks
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As a result, the value of your investment in the Account will go up and down. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but prefer investing in larger, established companies. Account Performance Information As the inception date of the Account is May 1, 1999, historical performance data based on a full calendar year is not available.


                              Annual Total Returns


The account's highest/lowest quarterly results during this time period were:

     Highest     7.60% (12/31/1999)
     Lowest     -6.44% (9/30/1999)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One                                                                   Past OnePast FivePast Ten
        Account            Year                                                                       Year    Years    Years

     Blue Chip             1.15%*                      S&P 500 Stock Index                           21.04%   28.55%   18.21%
                                                       Lipper Large-Cap Value Fund Average           11.23    22.56    15.06


     * Period from May 1, 1999, date shares first offered to the public, through December 31, 1999.

                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

    1 Year         3 Years         5 Years       10 Years
   ------------------------------------------------------
      $71            $221           $385            $863


                           Account Operating Expenses

       Management Fees..................   0.60%
       Other Expenses...................   0.09
                                           -----
        Total Account Operating Expenses   0.69%




                         Day-to-day Account Management

Since April 1999    Mark T. Williams,  CFA. Mr.  Williams joined Invista Capital
                    Management  in  1989.  He  holds  an  MBA  from   (Account's
                    inception) Drake University and a BA in Finance from the University of the State of New York. He has earned the right to use the Chartered Financial Analyst designation.


INCOME-ORIENTED ACCOUNT

Bond Account
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Main Strategies
The Account invests in fixed-income securities. Generally, the Account invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Account to the possibility of changes in the values of its securities as interest rates change. When interest rates fall, the price per share rises, and when rates rise, the price per share declines.

Under normal circumstances, the Account invests at least 65% of its assets in:
o    debt securities and taxable municipal bonds;
     o rated, at purchase, in one of the top four categories by S&P or Moody's, or
     o    if not rated, in the Manager's opinion are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o    securities issued or guaranteed by the U.S. Government or its agencies.

The rest of the Account's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or nonconvertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

During the fiscal year ended December 31, 1999, the average ratings of the Account's assets based on market value at each month-end, were as follows (all ratings are by Moody's):

                          0.69%  in securities rated Aa
                          19.06% in securities rated A
                          68.52% in securities rated Baa
                          11.60% in securities rated Ba
                          0.13%  in securities rated B

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents. When doing so, the Account is not investing to achieve its investment objectives.

Main Risks
When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the securities held by the Account may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking monthly dividends to produce income or to be reinvested in additional Account shares to help achieve modest growth objectives without accepting the risks of investing in common stocks.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1990      5.22
1991      16.72
1992      9.38
1993      11.67
1994      -2.90
1995      22.17
1996      2.36
1997      10.60
1998      7.69
1999      -2.59


The account's highest/lowest quarterly results during this time period were:

       Highest     8.25% (6/30/1995)
       Lowest     -3.24% (3/31/1996)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past OnePast FivePast Ten
        Account            Year     Years    Years                                                    Year    Years    Years

     Bond                 -2.59%    7.73%    7.77%     Lehman Brothers BAA Corporate Index           -0.82%    8.49%    8.48%
                                                       Lipper Corporate Debt BBB Rated Fund Average  -1.68     7.71     8.01


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
      ------------------------------------------------------
         $51            $160           $280            $628


                           Account Operating Expenses

       Management Fees................   0.49%
       Other Expenses.................   0.01
                                         -----
       Total Account Operating Expenses  0.50%



                         Day-to-day Account Management

Since November 1996 Scott  A.  Bennett,  CFA.  Mr.  Bennett  has  been  with the
                    Principal organization since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

GROWTH-ORIENTED ACCOUNT

Capital Value Account
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

Main Strategies
The Account invests primarily in common stocks and may also invest in other equity securities. To achieve its investment objective, the Sub-Advisor, Invista, invests in securities that have "value" characteristics. This process is known as "value investing." Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.

Securities chosen for investment may include those of companies that Invista believes can be expected to share in the growth of the nation's economy over the long term. The current price of the Account's assets reflects the activities of the individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary.

In making selections for the Account's investment portfolio, Invista uses an approach described as "fundamental analysis." The basic steps are involved in this analysis are:

o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

o Ranking. Invista then ranks the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. Computer models help to quantify the research findings.

o Stock selection. Invista buys and sells stocks according to the Account's own policies using the research and valuation ranking as a basis. In general, Invista buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, other factors may be taken into account such as:
     o    events that could cause a stock's price to rise or fall;
     o    anticipation of high potential reward compared to potential risk; and
     o belief that a stock is temporarily mispriced because of market overreactions.

Main Risks
The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, if you sell shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1990      -9.86
1991      38.67
1992      9.52
1993      7.79
1994      0.49
1995      31.91
1996      23.50
1997      28.53
1998      13.58
1999      -4.29


The account's highest/lowest quarterly results during this time period were:

      Highest    17.85% (3/31/1991)
      Lowest    -17.01% (9/30/1990)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past OnePast FivePast Ten
        Account            Year     Years    Years                                                    Year    Years    Years

     Capital Value        -4.29%   17.88%  12.94%      S&P 500 Barra Value Index(1)                  12.72%   22.94%   15.37%
                                                       S&P 500 Stock Index                           21.04    28.55    18.21
                                                       Lipper Large-Cap Value Fund Average(2)        11.23    22.56    15.06

     (1) This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.
     (2) Lipper has discontinued calculation of the Average previously used for this Account. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.

                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     1 Year         3 Years         5 Years       10 Years
    ------------------------------------------------------
       $44            $138           $241            $542


                           Account Operating Expenses

         Management Fees..................   0.43%
         Other Expenses...................   0.00
                                             -----
         Total Account Operating Expenses    0.43%




                         Day-to-day Account Management

Since November 1996 Catherine  A.  Zaharis,  CFA.  Ms.  Zaharis  joined  Invista
                    Capital Management in 1987. She holds a BA in Finance from the University of Iowa and an MBA from Drake University. She has earned the right to use the Chartered Financial Analyst designation.


GROWTH-ORIENTED ACCOUNT

International Account
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

Main Strategies
The Account invests in equity securities of:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 65% of its assets invested in companies of at least three countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.

Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.

Main Risks
The values of the stocks owned by the Account change on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short term, stock prices and currencies can fluctuate dramatically in response to these factors. In addition, there are risks involved with any investment in foreign securities that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and that may affect portfolio liquidity.

Under  unusual  market  or  economic  conditions,  the  Account  may  invest  in securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

As with all mutual funds, the value of the Account's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and want to invest in non-U.S. companies. This Account is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1995      14.17
1996      25.09
1997      12.24
1998      9.98
1999      25.93


The account's highest/lowest quarterly results during this time period were:

       Highest    16.60% (12/31/1998)
       Lowest    -17.11% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past OnePast FivePast Ten
        Account            Year     Years    Years                                                    Year    Years    Years

     International        25.93%   17.29%   14.41%*    Morgan Stanley Capital International EAFE
                                                          (Europe, Australia and Far East) Index     26.96%   12.83%    7.01%
                                                       Lipper International Fund Average             40.80    15.37    10.54

     * Period from May 1, 1994, date shares first offered to the public, through December 31, 1999.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     1 Year         3 Years         5 Years       10 Years
     -----------------------------------------------------
       $80            $249           $433            $966


                           Account Operating Expenses


       Management Fees..................   0.73%
       Other Expenses...................   0.05
                                           -----
         Total Account Operating Expenses  0.78%


                          Day-to-day Account Management

Since March 1994    Co-Manager:   Scott  D.  Opsal,  CFA.  Mr.  Opsal  is  Chief
                    Investment Officer of Invista Capital Management and has been with the organization since 1993. He holds an MBA from the University of Minnesota and BS from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

Since March 2000    Co-Manager:  Kurtis D.  Spieler,  CFA.  Mr.  Spieler  joined
                    Invista  Capital  Management  in 1995.  He holds an MBA from
                    Drake University and a BBA from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.


GROWTH-ORIENTED ACCOUNT

LargeCap Growth Account
The Account seeks long-term growth of capital.

Main Strategies
The Account primarily invests in stocks of growth-oriented companies. Under normal market conditions, the Account invests at least 65% of its total assets in common stocks of growth companies with a large market capitalization, generally greater than $10 billion measured at the time of investment. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint.

Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.

It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs.

Although Janus expects that under normal market conditions the assets of the Account will be invested in common stocks, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.

Main Risks
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As a result, the value of your investment in the Account will go up and down. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

The Account may also invest up to 25% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is not appropriate if you are seeking income or conservation of capital.

Account Performance Information
As the inception date of the Account is May 1, 1999, historical performance data based on a full calendar year is not available.



Annual Total Returns


The account's highest/lowest quarterly results during this time period were:

   Highest    29.75% (12/31/1999)
   Lowest     -3.13% (9/30/1999)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One                                                                   Past OnePast FivePast Ten
        Account            Year                                                                       Year    Years    Years

     LargeCap Growth      32.47%*                      Russell 1000 Growth Index                     33.16%   32.41%   20.32%
                                                       Lipper Large-Cap Growth Fund Average          38.09    30.55    19.73


     * Period from May 1, 1999, date shares first offered to the public, through December 31, 1999.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------
       $125            $390           $674          $1,482


                           Account Operating Expenses


       Management Fees....................   1.10%
       Other Expenses.....................   0.13
                                             -----
         Total Account Operating Expenses    1.23%*

     * Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.20% for 2000.


                         Day-to-day Account Management

Since April 1999    E. Marc Pinto,  CFA.  Mr. Pinto is a Vice  President,  Janus
(Account's          Capital Corporation and has been with the organization since
  inception)        1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.


GROWTH-ORIENTED ACCOUNT

MidCap Account
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

Main Strategies
Stocks that are chosen for the Account by the Sub-Advisor, Invista, are thought to be responsive to changes in the marketplace and have the fundamental characteristics to support growth. The Account may invest for any period in any industry, in any kind of growth-oriented company. Companies may range from well established, well known to new and unseasoned. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Under normal market conditions, the Account invests at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account may invest up to 20% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Main Risks
The values of the stocks owned by the Account change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is designed for a portion of your investments. It is not appropriate if you are seeking income or conservation of capital.

Account   Performance   Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


Annual Total Returns

1990      -12.50
1991      53.50
1992      14.94
1993      19.28
1994      0.78
1995      29.01
1996      21.11
1997      22.75
1998      3.69
1999      13.04


The account's highest/lowest quarterly results during this time period were:

      Highest    25.86% (3/31/1991)
      Lowest    -26.61% (9/30/1990)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past OnePast FivePast Ten
        Account            Year     Years    Years                                                    Year    Years    Years

     MidCap               13.04%   17.59%   15.35%     S&P 400 MidCap Index(1)                       14.72%   23.05%    --  %
                                                       S&P 500 Stock Index                           21.04    28.55    18.21
                                                       Lipper Mid-Cap Core Fund Average(2)           38.27    21.93    16.28

     (1)This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.
     (2)Lipper has discontinued calculation of the Average previously used for this Account. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

    1 Year         3 Years         5 Years       10 Years
   ------------------------------------------------------
      $62            $195           $340            $762


                           Account Operating Expenses


       Management Fees....................   0.61%
       Other Expenses.....................   0.00
                                             -----
         Total Account Operating Expenses    0.61%


                         Day-to-day Account Management

Since February 2000 K. William  Nolin,  CFA. Mr.  Nolin joined  Invista  Capital
                    Management in 1996. He holds an MBA from The Yale School of Management and a BA in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


GROWTH-ORIENTED ACCOUNT

MidCap Growth Account
The Account seeks long-term growth of capital.

Main Strategies
The Account invests primarily in common stocks of medium capitalization companies, generally firms with a market value between $1 billion and $10 billion. In the view of the Sub-Advisor, Dreyfus, many medium sized companies: o are in fast growing industries; o offer superior earnings growth potential; and
o are characterized by strong balance sheets and high returns on equity.

The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.

Common stocks are selected for the Account so that in the aggregate, the investment characteristics and risk profile of the Account are similar to the Standard & Poor's MidCap 400 Index* (S&P MidCap). While it may maintain investment characteristics similar to the S&P MidCap, the Account seeks to invest in companies that in the aggregate will provide a higher total return than the S&P MidCap. The Account is not an index fund and does not limit its investments to the securities of issuers in the S&P MidCap.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

Once such common stocks are identified, Dreyfus constructs a portfolio that in the aggregate breakdown and risk profile resembles the S&P MidCap, but is weighted toward the most attractive stocks. The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security.

Main Risks
Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. The Account is designed for a portion of your investments. It is not appropriate if you are seeking income or conservation of capital.



* "Standard & Poor's MidCap 400 Index" is a trademark of Standard & Poor's Corporation (S&P). S&P is not affiliated with Principal Variable Contracts Fund, Inc., Invista Capital Management, LLC or Principal Life Insurance Company.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance.


Annual Total Returns

1999      10.67


The account's highest/lowest quarterly results during this time period were:

       Highest    22.31% (12/31/1998)
       Lowest    -16.95% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five                                                         Past OnePast FivePast Ten
        Account            Year     Years                                                             Year    Years    Years

     MidCap Growth        10.67%    4.09%*             S&P 400 MidCap Index                          14.72%   23.05%    --  %
                                                       Lipper Mid-Cap Core Fund Average(1)           38.27    21.93    16.28
                                                       Lipper Mid-Cap Growth Fund Average(1)         72.86    28.03    19.11

     * Period from May 1, 1998, date first offered to the public, through December 31, 1999.
     (1) Lipper has discontinued calculation of the Average previously used for this Account. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------
       $111            $347           $601          $1,329


                           Account Operating Expenses


       Management Fees...................   0.90%
       Other Expenses....................   0.19
                                            -----
         Total Account Operating Expenses   1.09%*

     * Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 0.96% for 2000.


                          Day-to-day Account Management

Since April 1998    John  O'Toole,   CFA.   Portfolio  Manager  of  The  Dreyfus
(Account's          Corporation  and  Senior  Vice  President  of Mellon  Equity
  inception)        Associates  LLP (an  affiliate  of The Dreyfus  Corporation)
                    since 1990. He holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He has earned the right to use the Chartered
                    Financial Analyst designation.


GROWTH-ORIENTED ACCOUNT

MidCap Value Account
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.

Main Strategies
Under normal market conditions, the Account invests at least 65% of its total assets in common stocks of companies with a medium market capitalization. Companies may range from the well established and well known to the new and unseasoned.

The stocks are selected using a value-oriented investment approach by the Sub-Advisor, Neuberger Berman Management Inc. Neuberger Berman identifies value stocks in several ways. One of the most common identifiers is a low price-to-earnings ratio (stocks selling at multiples of earnings per share that are lower than that of the market as a whole). Other criteria are high dividend yield, a strong balance sheet and financial position, a recent company restructuring with the potential to realize hidden values, strong management and low price-to-book value (net value of the company's assets). Neuberger Berman also looks for companies with consistent cash flow, a sound track record through all phases of the market cycle, a strong position relative to competitors, a high level of management stock ownership and a recent sharp stock price decline that appears to result from a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.

This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. It is anticipated that the annual portfolio turnover rate may be greater than 100%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

Main Risks
While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established.

The net asset value of the Account's shares is based on the value of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Neuberger Berman also may invest in foreign securities. Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept short-term fluctuations in the value of your investments. It is designed for a portion of your investments and not designed for you if you are seeking income or conservation of capital.

Account Performance Information
As the inception date of the Account is May 1, 1999, historical performance data based on a full calendar year is not available.


                              Annual Total Returns


The account's highest/lowest quarterly results during this time period were:

       Highest    23.54% (12/31/1999)
       Lowest    -12.71% (9/30/1999)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One                                                                   Past OnePast FivePast Ten
        Account            Year                                                                       Year    Years    Years

     MidCap Value          10.24%*                     Russell MidCap Value Index                    -0.11%   18.01%   13.81%
                                                       Lipper Mid-Cap Value Fund Average              9.33    16.55    12.71


     * Period from May 1, 1999, date shares first offered to the public, through December 31, 1999.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
     -------------------------------------------------------
        $128            $401           $695          $1,536


                           Account Operating Expenses


       Management Fees...................   1.05%
       Other Expenses....................   0.21
                                            ----
         Total Account Operating Expenses   1.26%*

     * Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.20% for 2000.)


                         Day-to-day Account Management

Since April 1999    Co-Manager,   Robert  I.   Gendelman,   Portfolio   Manager,
(Account's          Neuberger Berman Management, Inc., since 1994. He holds a BA
  inception)        from the  University  of Michigan as well as a JD and an MBA from the University of Chicago.

Since April 1999    Co-Manager,  S. Basu Mullick,  Portfolio Manager,  Neuberger
(Account's          Berman   Management,   Inc.,   since  1998.  Prior  thereto,
   inception)       Portfolio  Manager,  Ark  Asset  Management  Co,  Inc.  from
                    1993-1998. He holds a BA from the Presidency College of India as well as an MA and ABD in Finance from Rutgers
                    University.


Money Market Account
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

Main Strategies
The Account invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible" security as defined in the regulations issued under the Investment Company Act of 1940.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
o    to take advantage of market variations;
o    to generate cash to cover sales of Account shares by its shareholders; or
o    upon revised valuation of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The Account does have an ability to borrow money to cover the sale of Account shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
o U.S. Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
o Bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o Commercial paper that is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
o Short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity.
o Repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short duration (less than a week) but may have a longer duration.
o Taxable municipal obligations that are short-term obligations issued or guaranteed by state and municipal issuers that generate taxable income.

Main Risks
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the FDIC or any other government agency.

Investor Profile
The Account is generally a suitable investment if you are seeking monthly dividends to produce income without incurring much principal risk or for your short-term needs.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.



                              Annual Total Returns

1990      8.01
1991      5.92
1992      3.48
1993      2.69
1994      3.76
1995      5.59
1996      5.07
1997      5.04
1998      5.20
1999      4.84


The 7-day yield for the period ended December 31, 1999 was 5.47%. To obtain the Account's current yield information, please call 1-800-247-4123.


      Average annual total returns for the period ending December 31, 1999


This table shows the Account's average annual returns over the periods indicated.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Money Market          4.84%    5.20%    4.94%


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------
        $53            $167           $291            $653



                           Account Operating Expenses


       Management Fees....................   0.50%
       Other Expenses.....................   0.02
                                             -----
         Total Account Operating Expenses    0.52%


                          Day-to-day Account Management

Since June 1999     Co-Manager: Alice Robertson. Ms. Robertson has been with the
                    Principal organization since 1990. She holds an MBA from DePaul and a BA in Economics from Northwestern University.

Since March 1983    Co-Manager:  Michael R. Johnson.  Mr.  Johnson has been with the Principal organization since 1982. He holds a BA from Iowa State University. He is a Fellow of the Life Management
                    Institute.


GROWTH-ORIENTED ACCOUNT

SmallCap Account
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

Main Strategies
Under normal market conditions, the Account invests at least 65% of its assets in securities of companies with market capitalizations of $1.5 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forwarding looking rates of return.

Main Risks
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment. This Account is designed for a portion of your investments.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance.


                              Annual Total Returns

1999      43.58


The account's highest/lowest quarterly results during this time period were:

       Highest    26.75% (6/30/1999)
       Lowest    -24.33% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five                                                         Past OnePast FivePast Ten
        Account            Year     Years                                                             Year    Years    Years

     SmallCap              43.58%   8.24%*             S&P 600 Index                                 12.40%   17.05%   13.04%
                                                       Lipper Small-Cap Core Fund Average(1)         28.43    17.88    13.39


     * Period from May 1, 1998, date first offered to the public, through December 31, 1999.

     (1) Lipper has discontinued calculation of the Average previously used for this Account. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

          1 Year         3 Years         5 Years       10 Years
       --------------------------------------------------------
            $93            $290           $504          $1,120


                           Account Operating Expenses


       Management Fees....................   0.85%
       Other Expenses.....................   0.06
                                             -----
         Total Account Operating Expenses    0.91%


                          Day-to-day Account Management

Since April 1998    Co-Manager:  John F. McClain.  Mr.  McClain  joined  Invista
(Account's          Capital  Management as a Portfolio Analyst in 1990. He holds
 inception)         an undergraduate  degree in Economics from the University of
                    Iowa and an MBA from Indiana University.

Since April 1998    Co-Manager:  Mark T.  Williams,  CFA.  Mr.  Williams  joined
(Account's          Invista  Capital  Management  in 1989.  He holds an MBA from
 inception)         Drake  University and a BA in Finance from the University of the State of New York. He has earned the right to use the Chartered Financial Analyst designation.


GROWTH-ORIENTED ACCOUNT

SmallCap Growth Account
The Account seeks long-term growth of capital.

Main Strategies
The Account invests primarily in a diversified group of equity securities of small growth companies. Generally, at the time of the Account's initial purchase of a security, the market capitalization of the issuer is less than $1 billion. Growth companies are generally those with sales and earnings growth that is expected to exceed the growth rate of corporate profits of the S&P 500.

Under normal market conditions, the Account invests at least 65% of its assets in equity securities of small growth companies. The balance of the Account may include equity securities of companies with market capitalizations in excess of $1 billion, foreign securities, corporate fixed-income securities, government securities and short term investments.

In selecting securities for investment, the Sub-Advisor, Berger, places primary emphasis on companies which it believes have favorable growth prospects. Berger seeks to identify small growth companies that either:
o    occupy a dominant position in an emerging industry; or
o    have a growing market share in larger, fragmented industries.
While these companies may present above average risk, Berger believes that they may have the potential to achieve long-term earnings growth substantially above the earnings growth of other companies.

Main Risks
Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Account is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance.


                              Annual Total Returns

1999      95.69


The account's highest/lowest quarterly results during this time period were:

        Highest    59.52% (12/31/1999)
        Lowest    -18.94% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five                                                         Past OnePast FivePast Ten
        Account            Year     Years                                                             Year    Years    Years

     SmallCap Growth      95.69%   52.17%*             Russell 2000 Growth Index                     43.09%   18.99%   13.51%
                                                       Lipper Small-Cap Growth Fund Average(1)       62.63    24.05    18.36


     * Period from May 1, 1998, date first offered to the public, through December 31, 1999.

     (1) Lipper has discontinued calculation of the Average previously used for this Account. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
      -----------------------------------------------------
       $109            $340           $590          $1,306


                           Account Operating Expenses


       Management Fees...................   1.00%
       Other Expenses....................   0.07
                                            -----
         Total Account Operating Expenses   1.07%*

     * Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.06% for 2000.


                         Day-to-day Account Management

Since November 1998 Amy K.  Selner,  Vice  President  and  portfolio  manager of
                    Berger Associates, Inc. since 1997. Senior Research Analyst, 1996-1997. Prior thereto, Assistant Portfolio Manager and Research Analyst with INVESCO Trust Company, 1991-1996.


GROWTH-ORIENTED ACCOUNT

Stock Index 500 Account
The Account seeks long-term growth of capital.

Main Strategies
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Invista, will attempt to mirror the investment performance of the index by allocating the Account's assets in approximately the same weightings as the S&P 500. Over the long-term, Invista seeks a correlation between the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is effected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Account's assets.

The Account uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Account and index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.

Main Risks
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Account will go up and down, which means that you could lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth, are willing to accept the risks of investing in common stocks and prefer a passive rather than active management style.



*    "Standard  &  Poor's  500  Index"  is a  trademark  of  Standard  &  Poor's
     Corporation ("S&P"). S&P is not affiliated with Principal Variable Contracts Fund, Inc., Invista Capital Management, LLC, or with Principal Life Insurance Company.

Account Performance Information
As the inception date of the Account is May 1, 1999, historical performance data based on a full calendar year is not available.


                              Annual Total Returns


The account's highest/lowest quarterly results during this time period were:

        Highest    14.68% (12/31/1999)
        Lowest     -6.24% (9/30/1999)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One                                                                   Past OnePast FivePast Ten
        Account            Year                                                                       Year    Years    Years

     Stock Index 500       8.93%*                      S&P 500 Stock Index                           21.04%   28.55%   18.21%
                                                       Lipper S&P 500 Fund Average                   20.22    27.96    17.69


     * Period from May 1, 1999, date shares first offered to the public, through December 31, 1999.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
      -----------------------------------------------------
        $50            $156           $271            $600


                           Account Operating Expenses


       Management Fees....................   0.35%
       Other Expenses.....................   0.14
                                             -----
         Total Account Operating Expenses    0.49%*

     * Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 0.40% for 2000.


                         Day-to-day Account Management

Since March 2000    Co-Manager:  Robert  Baur,  Ph.D.  Dr. Baur  joined  Invista
                    Capital  Management  in 1995.  Prior to joining the firm, he was a Professor of Finance and Economics at Drake University
                    and Grand View  College.  He received his Ph.D. in Economics from Iowa State  University and did  post-doctoral  study at
                    the  University  of  Minnesota.   He  also  holds  a  BS  in
                    Mathematics from Iowa State University.

Since March 2000    Co-Manager: Rhonda VanderBeek. Ms. VanderBeek joined Invista
                    Capital Management in 1983. She directs trading operations for the firm and has extensive experience trading both domestic and international securities.




CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS
The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

The Growth-Oriented Accounts invest primarily in common stocks. Under normal market conditions, the Blue Chip, Capital Value, International, and MidCap Accounts are fully invested in equity securities. Under unusual circumstances, each of the Growth-Oriented Accounts may invest without limit in cash for temporary or defensive purposes. The Accounts also maintain a portion of their assets in cash while they are making long-term investment decisions and to cover sell orders from shareholders.

The Bond Account invests primarily in fixed-income securities. Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, their prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade fixed-income securities are medium and high quality securities. Some bonds may have speculative characteristics and be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.


Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


Currency Contracts
The Accounts (except Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated in or exposed to or generally quoted or currently convertible into the currency).

Hedging is a technique that may be used in an attempt to reduce risk. If an Account's Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of governmental action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

Forward Commitments
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.


Warrants
Each of the Accounts (except Money Market) may invest up to 5% of its total assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.


Risks of High Yield Securities
The Bond Account and MidCap Value Account (up to 15% of its net assets) and the LargeCap Growth Account may invest in fixed-income securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager thinks it is in the best interest of shareholders.

Foreign Securities
Each of the following Accounts may invest in foreign securities to the indicated percentage of its assets (debt securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations.):
        International Account - 100%;
        LargeCap Growth and SmallCap Growth Accounts - 25%; Blue Chip, Bond, Capital Value and SmallCap Accounts - 20%; MidCap, MidCap Growth, MidCap Value and Stock Index 500 Accounts - 10%.

The Money Market Account does not invest in foreign securities other than those that are United States dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the securities do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.


For purposes of these restrictions, foreign securities include:
o   companies organized under the laws of countries outside of the U.S.;
o companies for which the principal securities trading market is outside of the U.S.; and
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from either goods or services produced outside the U.S. or sales made outside of the U.S.


Investment in foreign securities presents certain risks including: fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions. In addition, there may be reduced availability of public information concerning issuers compared to domestic issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements that apply to domestic issuers. Transactions in foreign securities may be subject to higher costs. Each Account's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.

Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Foreign securities markets, particularly those in emerging market countries, are known to experience long delays between the trade and settlement dates of securities purchased and sold. Such delays may result in a lack of liquidity and greater volatility in the price of securities on those markets. As a result of these factors, the Board of Directors of the Fund has adopted Daily Pricing and Valuation Procedures for the Fund. These procedures outline the steps to be followed by the Manager and/or Sub-Advisor to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. The Executive Committee of the Board of Directors oversees this process.

Options
Each of the Accounts (except Money Market) may buy and sell certain types of options. Each type is more fully discussed in the SAI.

Futures
Each Account may buy and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills, foreign currencies, or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). By buying and selling futures contracts and related options, an Account seeks to hedge against a decline in securities owned by the Account or an increase in the price of securities which the Account plans to purchase. An Account may also buy and sell futures contracts and related options to maintain cash reserves while simulating full investment in equity securities and to keep substantially all of its assets exposed to the market.

Securities of Smaller Companies
The MidCap, MidCap Growth, MidCap Value, SmallCap and SmallCap Growth Accounts invest in securities of companies with small- or mid-sized market capitalizations. The LargeCap Growth Account may also, to a limited degree, invest in securities of smaller companies. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Temporary or Defensive Measures
For temporary or defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bank acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock. The LargeCap Growth Account may invest in money market funds sponsored by Janus.

Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may generate short-term capital gains. You can find the turnover rate for each Account, except for the Money Market Account, in the Account's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange is open. The share price is determined as of the close of business of the Exchange (normally at 3:00 p.m. Central Time). When your order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is placed.


For all Accounts, except the Money Market Account, the share price is calculated by:
o    taking the current market value of the total assets of the Account
o    subtracting liabilities of the Account, and
o    dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Money Market Account reserves the right to determine a share price more than once a day.

NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.

o An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. If the Manager believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

o Foreign securities markets may trade on days when the New York Stock Exchange is closed (such as customary U.S. holidays) and an Account's share price is not calculated. As a result, the value of an Account's assets may be significantly affected by such trading on days when you cannot purchase or sell shares of the Fund.

DIVIDENDS AND DISTRIBUTIONS

The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.

An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.

The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.

NOTE:As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation (the "Manager") serves as the manager for the Principal Variable Contracts Fund, Inc. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Accounts.


The Manager is a subsidiary of Princor Financial Services Corporation and an affiliate of Principal Life Insurance Company. It has managed mutual funds since 1969. As of December 31, 1999, the Funds it managed had assets of approximately $6.42 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


The Sub-Advisors
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account. For these services, each Sub-Advisor is paid a fee by the Manager.

Accounts:      Blue Chip,  Capital Value,  International,  MidCap,  SmallCap and
               Stock Index 500


Sub-Advisor:   Invista  Capital  Management,  LLC  ("Invista"),   an  indirectly
               wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal
               Life. Assets under management as of December 31, 1999 were approximately $35.3 billion. Invista's address is 1800 Hub Tower,
               699 Walnut, Des Moines, Iowa 50309.

Account:       LargeCap Growth
Sub-Advisor:   Janus Capital Corporation ("Janus"), 100 Fillmore Street,
               Denver CO 80206-4928, was formed in 1969. Kansas City
               Southern Industries, Inc. ("KCSI") owns approximately 82% of the outstanding voting stock of Janus, indirectly through its subsidiary Stillwell Financial Inc., most of which it acquired in 1984. KCSI has announced its intention to spin-off its financial services subsidiaries, which it expects to complete in the first half of 2000. As of January 31, 2000, Janus managed or administered over $256 billion in assets.

Account:       MidCap Growth
Sub-Advisor:   The Dreyfus Corporation  ("Dreyfus"),  200 Park Avenue, New York,
               NY  10166,  was  formed in 1947.  The  Dreyfus  Corporation  is a
               wholly-owned   subsidiary  of  Mellon  Bank,  N.A.,  which  is  a
               wholly-owned  subsidiary of Mellon Bank Corporation  (Mellon). As
               of  December  31,  1999  the  Dreyfus   Corporation   managed  or
               administered   approximately   $119.6   billion   in  assets  for
               approximately 1.7 million investor accounts nationwide.

Account:       MidCap Value
Sub-Advisor:   Neuberger  Berman  Management  Inc.  ("Neuberger  Berman")  is an
               affiliate of Neuberger Berman, LLC. Neuberger Berman LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.
               Together with Neuberger Berman, the firms manage more than $54 billion in total assets (as of December 31, 1999) and continue an asset management history that began in 1939.

Account:       SmallCap Growth
Sub-Advisor:   Berger LLC ("Berger") 210 University Boulevard, Suite 900, Denver
               CO  80206.   It  serves  as  investment   advisor,   sub-advisor,
               administrator   or   sub-administrator   to   mutual   funds  and
               institutional  investors.  Berger is a wholly-owned subsidiary of
               Kansas City Southern Industries,  Inc. (KCSI). KCSI is a publicly
               traded  holding   company  with  principal   operations  in  rail
               transportation,  through its  subsidiary The Kansas City Southern
               Railway  Company,  and  financial  asset  management  businesses.
               Assets under management for Berger as of December 31, 1999 were approximately $7.1 billion.


Duties of the Manager and Sub-Advisor
The Manager or the Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. Each program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or the Sub-Advisor advises each Account on its investment policies and determines which securities are bought and sold, and in what amounts.


The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 1999 was:

                           Management           Other        Total Operating
     Account                 Fees              Expenses         Expenses
---------------            ----------          --------      ---------------
Blue Chip                     0.60%               0.09%           0.69%
Bond                          0.49                0.01            0.50
Capital Value                 0.43                0.00            0.43
International                 0.73                0.05            0.78
LargeCap Growth               1.10                0.13            1.23*
MidCap                        0.61                0.00            0.61
MidCap Growth                 0.90                0.19            1.09*
MidCap Value                  1.05                0.21            1.26*
Money Market                  0.50                0.02            0.52
SmallCap                      0.85                0.06            0.91
SmallCap Growth               1.00                0.07            1.07*
Stock Index 500               0.35                0.14            0.49*

   * Before waiver

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Accounts as to which the Fund is relying on the order, the Manager may:
o    hire one or more Sub-Advisors;
o    change Sub-Advisors; and
o    reallocate management fees between itself and Sub-Advisors.
The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund will not rely on the order as to any Account until it receives approval from:
o    contract owners who have assets in the Account, or
o in the case of a new Account, the Account's sole initial shareholder before the Account is available to contract owners, and the Fund states in its prospectus that it intends to rely on the order with respect to the Account. The Manager will not enter into an agreement with an affiliated Sub-Advisor without that agreement, including the compensation to be paid under it, being similarly approved. The Fund has received the necessary shareholder approval and intends to rely on the order with respect to the Aggressive Growth, Asset Allocation, LargeCap Growth, MicroCap, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts (not all of these Accounts are available through the Principal FreedomSM Variable Annuity).




MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 1999. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. The figures do not reflect expenses of the variable life insurance contracts or variable annuity contracts that purchase Account shares; performance figures for the divisions of the contracts would be lower than performance figures for the Accounts due to the additional contract expenses. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.



The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

Growth-Oriented Accounts

Blue Chip Account
(Mark Williams)
The Blue Chip Account began operations on April 15 1999.

The objective of the Account is to invest primarily in high quality companies. In order to do this, emphasis is placed on companies with strong management teams, powerful competitive positions, demonstrated earnings power, and significant growth opportunities. Large companies typically have less business risk, easier access to financing and less volatility in earnings than smaller companies, and so deserve a place in the portfolios of many investors.

The Lipper Large Cap Value Fund Average had a total return of 3.9% for the period of May 1, 1999 through December 31, 1999. The Account had a total return of 1.2% for that period, underperforming its peer group by 2.7%. This was primarily due to underweighting technology stocks and overweighting consumer staples and healthcare stocks. The Account did demonstrate superior security selection throughout the year. Technology stocks soared in the fourth quarter as investors chased growth, and consumer staples and healthcare underperformed as investors shed more defensive holdings. The Account was ahead of its benchmark until October 19, when technology stocks moved sharply upwards, and the Account's underweighting hurt it even though a demonstration of superior security selection in this sector was seen. Motorola Inc. was the Account's main contributor in technology with a return of 84.3%. The Account was helped by its performance in the consumer cyclical, financial and utility sectors. In cyclicals, Wal-Mart Stores, Inc. was the best contributor with a return of 41.8%.

The Account has reduced its underweighting in technology stocks, thus reducing its index risk relative to the technology sector. In general, the Account will continue to seek performance through security selection rather than overweighting specific market sectors. This should reduce the risk of the Account relative to the average large cap core equity fund.

Comparison of Change in Value of $10,000 Investment in the Blue Chip Account, Lipper Large-Cap Value Fund Average and S&P 500 Stock Index


        Total Returns*
   as of December 31, 1999
   1 Year  5 Year  10 Year
   1.15%**  --        --

** Since inception date 5/3/99

                              Lipper
        S&P 500          Large-Cap Value      Blue Chip
      Stock Index          Fund Average        Account*
      -----------        ---------------      ---------
        10,000                10,000           10,000
"1999"  11,100                10,391           10,115

Note: Past performance is not predictive of future performance


Capital Value Account
(Catherine Zaharis)
The market divergence has been the most dramatic in performance since the late 1960's. It has been a very simple process to determine which stocks will outperform. On average, stocks with earnings underperformed the market. Stocks with high P/E ratios tended to outperform the market. For the Capital Value Account, this means the history of the account and its philosophy and process fly in the face of what has worked the past year on Wall Street.

The Account Managers prefer to invest in companies that have earnings, but prefer not to pay a premium for those earnings. In 1999 this led the Account into consumer staples, financials and health care. The only problem was that while technology was the favored sector, these three sectors were closer to the bottom of relative returns.

Account Managers have struggled with this year and how to deal with markets that do not favor value investors, and in fact punish them severely. Account Managers have reviewed their process in a detailed manner and added some flexibility without compromising philosophy. Valuations are now analyzed by sector versus the overall market. For example comparing paper company stocks to technology stocks, technology will nearly always look expensive. But, when looking at technology as its own universe, many attractive opportunities appear. This approach will work better in an environment where there is minimal change in portfolio emphasis.

Comparison of Change in Value of $10,000 Investment in the Capital Value Account, Lipper Large-Cap Value Fund Average, S&P 500 Stock Index and S&P 500 Barra Value Index


        Total Returns*
   as of December 31, 1999
   1 Year  5 Year  10 Year
   -4.29%  17.88%  12.94%

             Capital       S&P 500         S&P 500            Lipper
              Value         Stock        Barra Value      Large-Cap Value
             Account        Index           Index          Fund Average
             10,000         10,000          10,000            10,000
 1990         9,014          9,689           9,315             9,555
 1991        12,499         12,642          11,416            12,334
 1992        13,690         13,605          12,617            13,442
 1993        14,746         14,974          14,965            14,995
 1994        14,818         15,171          14,869            14,854
 1995        19,547         20,865          20,369            19,432
 1996        24,139         25,652          24,850            23,470
 1997        31,027         34,207          32,300            29,840
 1998        35,240         43,982          37,038            34,498
 1999        33,730         53,236          41,479            38,372

Note: Past performance is not predictive of future performance.


International Account
(Scott Opsal and Kurt Spieler)
The International Account's return of 25.93% in 1999 was slightly below the Morgan Stanley Capital International EAFE (Europe, Australia and Far East) Index return of 26.96%. Throughout 1999 the world economy continued to strengthen. Leading economic indicators in Europe, Japan and the emerging markets were all positive. Recovery of the emerging markets and Japan, as well as an attractively valued European currency, resulted in an export-led recovery in Europe.

During 1999 merger and acquisition (M&A) activity in Europe doubled, setting a record, and positively impacting several companies in the Account's portfolio. Emerging markets exposure added marginally to performance, mainly in the fourth quarter, as changes made in the emerging holdings in the beginning of the year performed strongly. The largest move made in the Account during 1999 was the entry into Japanese equities. As the Japanese market underperformed other developed markets year after year, the forward-looking return spread relative to equities in the rest of the world narrowed. As Account Managers monitored valuation levels, investments were made in companies that were trading at attractive levels. The Account also benefited from increased exposure to the "new economy", including telecommunications, technology and media.

The Account continues to invest in companies that have sustainable competitive advantages that will allow continued growth in earnings and cash flow sufficient to justify their current trading price. This strategy is consistently applied to build a diversified portfolio with exposure to both "new" and "old" economy companies - all with positive forward-looking return profiles. Changes are being made to the portfolio in media, energy and financials. Media stocks are highly valued along with other technology and telecom stocks, but possess lower growth rates, causing a lightening of the Account's weighting in select holdings. Account Managers have become slightly more positive on the energy sector due to the disconnect between oil prices and the valuation levels of the energy companies and have added to the energy weighting. Within the financial sector the Managers are lightening some banks and adding to diversified financials. Companies that have ability to gather assets, benefiting from the long-term savings trends throughout Europe are preferred. The Account has invested in some brokerage firms in Japan which are expected to benefit from outflows out of the postal savings system into the equity market.

Comparison of Change in Value of $10,000 Investment in the International Account, Lipper International Fund Average and MSCI EAFE Index

        Total Returns*
   as of December 31, 1999
   1 Year   5 Year 10 Year
   ------------------------
   25.93%   17.29% 14.41%**

** Since inception date 5/2/94

                        Morgan Stanley         Lipper
      International          EAFE           International
         Account            Index               Index
         10,000             10,000             10,000
 1994     9,663              9,990              9,758
 1995    11,032             11,110             10,676
 1996    13,800             11,781             11,934
 1997    15,488             11,991             12,583
 1998    17,034             14,389             14,221
 1999    21,451             18,268             20,023

Note: Past performance is not predictive of future performance.

LargeCap Growth Account
(E. Marc Pinto)
The LargeCap Growth Account returned 32.47% between its inception on April 15, 1999 and December 31, 1999. This was significantly better than the 10.99% earned by its benchmark, the S&P 500 Index, over the same period. The Account's success is owed to the efforts of its research staff, who spent the Account's first year of operations scouring the market for individual companies believed capable of performing well in any market.

Fears that economic growth in the U.S. would force the Federal Reserve to aggressively increase interest rates in a bid to forestall inflation pressured fast-growing stocks during May. Although the Account held its own during this difficult period, interest rate uneasiness and a brief rotation into economically sensitive sectors of the market kept a lid on performance throughout the spring and into early summer. Growth shares staged a dramatic mid-summer comeback, however, and eventually finished the year far ahead of their value-oriented peers.

Despite the market's mixed signals, Account Managers held firm to their belief that companies are ultimately rewarded for sustainable earnings growth. More importantly, the Managers successfully anticipated the staying power of the market's return to growth-oriented stocks and substantially increased the Account's growth profile during the third quarter. This strategy paid off handsomely and was largely responsible for the strong performance in 1999.

Looking ahead, interest rate uncertainty seems likely to persist in 2000 and could keep markets volatile for the foreseeable future. In addition, investors may begin to question the extremely high valuations placed on several of the technology sector's most visible companies. However, by focusing on fast-growing, well-managed and fundamentally sound companies, the Account Managers believe they have assembled a portfolio capable of performing well across a range of economic scenarios.

The Managers believe they have developed an information edge that enables them to invest with confidence by getting to know the details that drive each individual holding in the portfolio - a process that begins with the development of extensive, proprietary financial models and often involves meeting a company's customers, competitors and suppliers. For that reason, many of the same themes that contributed to performance in 1999 will continue to play a central role in 2000. These include wireless, telecommunications, media, semiconductors, and selected technology companies. At the same time, a deliberate attempt has been made to balance the portfolio between fast-growing companies and more traditional growth franchises - a strategy that allows participation in the unbounded upside associated with a number of the New Economy's most compelling opportunities while simultaneously providing a measure of downside protection.

Comparison of Change in Value of $10,000 Investment in the LargeCap Growth Account, Lipper Large-Cap Growth Fund Average and Russell 1000 Growth Index.

        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
   32.47%**   --       --

** Since inception date 5/3/99

        Russell         Lipper
      1000 Growth   Large-Cap Growth    LargeCap Growth
         Index        Fund Average           Account*
      ----------    ----------------    ---------------
        10,000          10,000               10,000
"1999"  12,504          14,359               13,247


Note: Past performance is not predictive of future performance.



MidCap Account
(William Nolin)
In 1999, the Midcap Account trailed the S&P 400 Index slightly, despite rallying strongly in the fourth quarter. Technology was the story for the market as a whole. It was a strange year, with technology up strongly and almost everything else unchanged. The divergence between the Account and the Index was mainly due to several technology stocks in the Index performing well which were not in the Account. One of these companies is no longer in the Index and the others continue to be overvalued.

The Account changed portfolio managers in the fourth quarter of 1999. The underlying philosophy of investing and the fundamental analysis process will not change.

Going forward the Account is positioned to take advantage of the growth in technology and communications. Technology will continue to benefit from the substitution of capital for labor, the growth of the Internet, and the acceleration of global economic growth. The cost of labor is going up 3% per year, while the cost of capital equipment is falling 4% per year. This divergence is causing companies either to provide their workers with better tools or replace those workers with machines. This process is being accelerated by the low availability of workers in this country. Communications benefit from many of the same trends as technology. Valuations remain high in these sectors, but Account Managers believe the strong business fundamentals justify the valuations.

Comparison of Change in Value of $10,000 Investment in the MidCap Account, Lipper Mid-Cap Core Fund Average, S&P 500 Stock Index and S&P 400 MidCap Index

        Total Returns*
   as of December 31, 1999
   1 Year  5 Year  10 Year
   ------------------------
   13.04%  17.59%  15.35%

                                              S&P 400         Lipper
               MidCap          S&P 500         MidCap      Mid-Cap Core
               Account          Index          Index           Index
                10,000          10,000         10,000          10,000
  1990           8,750           9,689          9,488           9,644
  1991          13,431          12,642         14,239          14,586
  1992          15,437          13,605         15,933          15,915
  1993          18,414          14,974         18,152          18,255
  1994          18,558          15,171         17,500          17,881
  1995          23,942          20,865         22,911          23,633
  1996          28,996          25,652         27,305          27,868
  1997          35,594          34,207         36,111          33,338
  1998          36,906          43,982         43,012          37,392
  1999          41,719          53,236         49,343          51,702

Note:  Past performance is not predictive of future performance.


MidCap Growth Account
(John O'Toole)
For the  calendar  year 1999,  the  portfolio  return was below the  performance benchmark, and obviously disappointing. The primary causes of the underperformance relative to the benchmark were individual stock selection along with a portfolio beta (price volatility) that was modestly below that of the benchmark.

The quantitative process used in managing this Account performed below its historical trend in 1999, which implies that individual stock selection had the greatest negative impact on return. The Account Manager's approach to equity management continues to focus on determining what types of valuation characteristics are preferred by the market, and then to select stocks that exhibit those preferred traits. Though this valuation system uses a number of fundamental characteristics that are earnings (growth) driven, some factors that are price (value) sensitive are also included. An economic sector neutral approach to portfolio construction has also been maintained. During most of 1999 the Account operated in a market environment where investors also had total focus on growth type valuation factors, and paid little attention to traditional price sensitive measures of value.

Companies with the highest price multiples and in many cases very modest real earnings provided the most attractive returns during 1999. Account Managers use long-term trends to guide stock selection, and thus continue to operate with some sensitivity to issues such as actual earnings and measures of value. A review of 1999 seems to indicate that any valuation process that exhibited even a modest focus on "value" type inputs, was penalized by the strong emphasis on growth type factors by investors. The Account's management process did not preclude the portfolio from owning any of these types of issues, and in fact a number of holdings in a variety of industries owned by the Account had total returns during the year of over 50%. These issues include Young & Rubicam, Biogen, Lexmark International, and Kansas City Southern Industries. As for issues that had a negative impact upon the annual return, Quintiles Transnational and TJX Companies would be included.

Another factor that had a negative impact upon return was a modestly below benchmark beta. The beta of the portfolio was within the historical range (benchmark beta +/- 0.05), but given the positive equity market returns during 1999, this was a negative factor. 1999 was a year during which investors rewarded volatility, and the portfolio was modestly less volatile than the general middle capitalization equity market.

Finally, 1999 was also an equity market environment where the Account saw a concentration of performance in certain sectors (technology). Thus, the valuation process and the broadly diversified sector neutral portfolio construction techniques used by Account Managers tended to result, at least in the period of this report, in a portfolio whose structure did not generate optimum results.

Comparison of Change in Value of $10,000 Investment in the MidCap Growth Account, Lipper Mid-Cap Core Fund Average, Lipper Mid-Cap Growth Fund Average and S&P 400 MidCap Index

        Total Returns*
   as of December 31, 1999
   1 Year  5 Year  10 Year
   10.67%  4.09%**   --

** Since inception date 5/1/98

        S&P 400      Lipper          MidCap        Lipper
         MidCap   Mid-Cap Core       Growth     Mid-Cap Growth
         Index    Fund Average       Account*    Fund Average
        ------    ------------       --------   --------------
        10,000       10,000          10,000         10,000
"1998"  10,538        9,814           9,660          9,814
"1999"  12,089       13,570          10,691         16,964

Note: Past performance is not predictive of future performance.

MidCap Value Account
((Robert Gendelman and S. Basu Mullick)
The MidCap Value Account posted a 12.64% total return for the reporting period May 1 through December 31, 1999. These results compare favorably with the Account's benchmark, the Russell Midcap Value Index, which produced a total return of -5.82%.

The Account Managers were pleased with the Account's overall performance in the period, despite the fact that investors continued to prefer large-capitalization growth stocks over the mid-cap value stocks in which the Account primarily invests. Relative to the Russell Midcap Value Index, the Account's outperformance was largely the result of successful security selection in a number of market sectors.

Throughout 1999, investors were concerned about the potentially adverse effects of global economic weakness on the U.S. economy. As it turned out, fears of economic slow-down were unfounded. In fact, it soon became apparent that the opposite was true: international and domestic economies were growing faster than analysts expected, giving rise to concerns that long-dormant inflationary pressures might re-emerge. The Federal Reserve Board eventually raised key short-term interest rates three times during the summer and fall of 1999 in order to help prevent a reacceleration of inflation.

Stronger than expected economic growth and higher interest rates constrained the performance of mid-cap stocks for much of the period. Until the fourth quarter, only a handful of growth-oriented technology and telecommunications stocks drove the market averages higher. Many of these high-flying stocks were selling at very high valuations, and some had no earnings at all, making them unsuitable for a value-oriented portfolio in the Account Managers' opinion. In the fourth quarter, a more broad-based rally began to emerge, sending most major stock market averages, including the large-cap S&P 500 and the small-cap Russell 2000, to new highs on the last trading day of 1999. Value-oriented stocks were the notable exception to this list of winners, however.

In this environment, the Account's performance was driven primarily by investments in communications services and technology. Individual holdings such as satellite television provider GM Hughes and CAD software manufacturer Parametric Technology rallied strongly after encountering temporary setbacks in 1998, which had enabled the Account Managers to acquire the stock at attractive prices. Global Crossing, a telecommunications holding, and Comdisco, a technology holding, also recovered from previous problems and contributed significantly to the Account's returns.

On the other hand, performance was hurt by declines in the financial sector. Higher interest rates punished the stocks of fundamentally sound companies such as Countrywide Credit and the Williams Companies.

Toward the end of the year, the Account Managers began to reposition the fund for 2000 and beyond. They reduced their exposure to highly-valued technology stocks and re-deployed those assets to more economically sensitive stocks in areas such as energy and the basic materials sector. Within these sectors, the Account Managers focused mainly on out-of-favor companies or those experiencing temporary problems, with strong fundamentals.

Looking forward, the Account Managers believe that the global economy's persistent strength may translate into higher earnings for economically sensitive companies, particularly in industries such as paper and chemical manufacturing with little new capacity and rising demand. Yet, they remain cautious regarding the broader U.S. stock market, where concerns about potentially higher interest rates and deteriorating credit quality could offset the positive effects of a strong economy.

Comparison of Change in Value of $10,000 Investment in the MidCap Value Account, Lipper Mid-Cap Value Fund Average and Russell MidCap Value Index.


        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    10.24%**  --       --

** Since inception date 5/3/99


        Russell         Lipper
     MidCap Value    Mid-Cap Value      MidCap Value
         Index        Fund Average        Account*
     ------------    -------------      ------------
        10,000           10,000           10,000
"1999"   9,419           10,943           11,024

Note: Past performance is not predictive of future performance.

SmallCap Account
(John McClain and Mark Williams)
The Account's yearly return figure of 43.6% compared favorably to the S&P 600 Index return of 12.4%. The growth segments of the Account and the benchmark handily beat their value counterparts. The decision by Account Managers to allocate more of the assets to the growth segment continues to pay dividends. Because the Account was overweighted in the better performing growth sector, it realized a positive asset allocation return.

The return and weighting components of certain sectors contributed to the Account's outperformance relative to its benchmark. The technology sector return of 68.1% led all sectors in the benchmark. The Account's technology sector return was an incredible 208.5%. The Account's second best performing sector for the year was consumer cyclicals. Teen retailing is the main contributor to this return. Communication services sector's return was substantially higher than that of the benchmark 179.6% versus 25.9%. The Account's sector weighting of 5.4% was approximately 11 times the benchmark sector weighting of 0.5%.

Comparison of Change in Value of $10,000 Investment in the SmallCap Account, Lipper Small-Cap Core Fund Average and S&P 600 Index

        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    43.58%  8.24%**    --

** Since inception date 5/1/98


                     Lipper
        S&P 600   Small-Cap Core     SmallCap
         Index     Fund Average      Account*
        -------   --------------     --------
        10,000        10,000         10,000
"1998"   8,835         8,873          7,949
"1999"   9,931        11,396         11,413

Note: Past performance is not predictive of future performance


SmallCap Growth Account
(Amy Selner)
For the year, the SmallCap Growth Account rose 95.69 % versus the 43.09% rise of the Russell 2000 Growth Index. The Account outperformed the Russell Growth Index by 52.60 percentage points.

Small cap stocks began 1999 very weak, as seen in the 10.4% underperformance of the Russell 2000 versus the S&P500 in the first quarter of 1999. During this quarter, which signaled the end of the interest rate easing by the Federal Reserve Bank, the market was fraught with volatility in illiquid stocks. The second quarter of 1999 marked the best quarterly outperformance for small caps since the fourth quarter of 1992, as small caps outperformed large caps by 7.93%. Small caps were much cheaper on a valuation basis, after their first quarter drubbing, and bounced nicely in the second quarter. Also in June, small cap funds had positive inflows of $1.3 billion, after experiencing large cash outflows in the first five months of 1999. The general market quickly discounted the Federal Reserve's .25% rise in interest rates during the second quarter and continued to rise modestly.

The second half of 1999 was a roller coaster. During the third quarter, both small and large cap stocks fell close to 6% as interest rate fears crept back into the marketplace. This volatility was exaggerated by the slowdown in news-flow over the summer period. The fourth quarter roared as the Russell 2000 rose over 18% and the Russell 2000 Growth rose over 33%. All in all, the Russell 2000 and the S&P 500 ended 1999 up over 21% and 19% respectively, marking a solid year of gains.

Throughout the year, the U.S. economy has remained undeniably robust while international economies were picking up. The deflationary boom continued as labor markets remained tight and inflation remained relatively benign. Operating profits were quite strong.

Despite this up and down year for small cap stocks, the Account was able to considerably outperform its benchmarks mainly due to stock selection.

The Account remained heavily weighted in industries where growth prospects are the most visible and consistent. Technology, the Account's largest sector, continues to have the greatest long-term growth fundamentals. Account Managers believe that the growth prospects are explosive for the Internet infrastructure in particular. Therefore, a focus continues on telecommunication and broadband companies, which provide the plumbing that enables broad acceptance of Internet applications and services. Similarly, companies such as Proxim, which manufactures wireless local-area networking products, contributed to performance.

The Account lowered its exposure to the healthcare group over this fiscal year. Uncertainty surrounding prescription drug benefits and the government's impact on drug pricing kept a lid on these stocks. One bright spot in the sector was biotechnology stocks. Account Managers believe the biotech industry continues to acquire critical mass as genomics and combinatorial chemistry lead to an explosion in new drug targets. Emerging biotechnology companies such as Biocryst Pharmaceutical and Cephalon boosted Account performance.

An energy weighting contributed to the Account's outperformance in 1999. Although there are worries that OPEC will irrationally increase oil production, the Account remains positive on the long-term supply/demand fundamentals within the sector.

Within the consumer group, radio stocks were solid performers. The environment for radio advertising was robust in 1999, and we expect this group's strong fundamentals to carry into next year. Over the short term these stocks may be prone to profit taking as their valuations are high, but long term the management team remains comfortable.

The Account Managers remain cautiously optimistic about the market entering 2000. The U.S. economy remains robust and international economies are picking up. Productivity is expected to continue to grow and to fuel low inflationary growth into 2000.

Moving through 2000, Account Managers are cautious as to the potential for profit taking in the technology sector due to tremendous performance in the fourth quarter of 1999. If economic metrics continue to show an overheating economy, interest rates will continue to creep up and the market may become volatile and move sideways as the slower summer period is entered. It is estimated that a potential correction in technology stocks which, while uncomfortable, will be healthy for the market over the long-term and may present an excellent buying opportunity in the strongest growth stocks.

Comparison of Change in Value of $10,000 Investment in the SmallCap Growth Account, Lipper Small-Cap Growth Fund Average and Russell 2000 Growth Index.

        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -----------------------
    95.69%  52.17%**   --

** Since inception date 5/1/98


                               Lipper
        Russell 2000      Small-Cap Growth    SmallCap Growth
        Growth Index        Fund Average          Account*
          10,000               10,000             10,000
"1998"    10,123                8,873             10,296
"1999"    14,485               14,430             20,148

Note: Past performance is not predictive of future performance.

Stock Index 500 Account
(William Baur and Rhonda VanderBeek)
The Stock Index 500 Account seeks investment results that correspond with the total return performance of the Standard & Poor's 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weighting of each of the stocks in the S&P 500 Index.

The Stock Index 500 Account began May 3, 1999. The total return from inception through year-end 1999 was 8.93%; during the same period, the total return of the S&P 500 Index was 11.00%. The difference was attributable to start-up costs and other variables intrinsic to the creation of a new account.

The performance of the stock market since inception date of the Account was strong, but there were some rough periods. During the third quarter, investors had some fears about inflation, disappointing profits and the potential for the Federal Reserve to raise interest rates. The broad market declined about 12% in response. Those fears dissipated during the fourth quarter as business profits perked up, the economy accelerated, and inflation stayed under control. As a result, the return from the bottom of the correction was spectacular with the S&P 500 Index up 17.5%.

Comparison of Change in Value of $10,000 Investment in the Stock Index 500 Account, Lipper S&P 500 Fund Average and S&P 500 Stock Index

        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    8.93%**   --       --

** Since inception date 5/3/99

        Standard & Poor's    Lipper
            500 Stock        S&P 500        Stock Index
             Index         Fund Average     500 Account*
        ----------------   ------------     ------------
            10,000           10,000           10,000
"1999"      11,100           11,615           10,893

Note: Past performance is not predictive of future performance.


Important Notes of the Growth-Oriented Accounts:

The values of these indexes will vary according to the aggregzte value of the common equity of each of the securities included. The indexes represented asset types which are subject to risk, including possible loss of principal. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Lipper International Fund Average: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 618 funds.

Lipper  Large-Cap  Growth Fund  Average:  This  average  consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The one-year average currently contains 364 funds.

Lipper Large-CapValue Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. These funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. The one-year average currently contains 279 funds.

Lipper Mid-Cap Core Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the dollar weighted median market capitalization of the S&P Mid-Cap 400 Index. These funds have wide latitude in the companies in which they invest. The one-year average currently contains 144 funds.

Lipper Mid-Cap Growth Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the dollar weighted median market capitalization of the S&P Mid-Cap 400 Index. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The one-year average currently contains 230 funds.

Lipper Mid-Cap Value Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the dollar weighted median market capitalization of the S&P Mid-Cap 400 Index. These funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. The one-year average currently contains 197 funds.

Lipper S&P 500 Fund Average: This average consists of funds that are passively managed, have limited expenses (advisor fee no higher than 0.50%), and are designed to replicate the performance of the Standard & Poor's 500 Index on a reinvested basis. The one-year average currently contains 107 funds.

Lipper Small-Cap Core Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small-Cap 600 Index. These funds have wide latitude in the companies in which they invest. The one-year average currently contains 188 funds.

Lipper Small-Cap Growth Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small-Cap 600 Index. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The one-year average currently contains 263 funds.

Morgan Stanley EAFE (Europe, Australia and Far East) Index: This average reflects an arithmetic, market value weighted average of performance of more than 900 securities which are listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 1000 Growth Index: This index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Growth Index: This index measures the performance of those Russell 2000 companies with higher price-to-book ratios and lower forecasted growth values.

Russell Midcap Value Index: This index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Standard & Poor's 500 Barra Value Index: This is a market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

Standard & Poor's 500 Stock Index: This is an unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Standard & Poor's 600 Index: This is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

Standard & Poor's MidCap 400 Index: This index measures the performance of the mid-size company segment of the U.S. Market.

Income-Oriented  Accounts:

Bond Account
(Scott Bennett)
Interest rates moved significantly higher last year as the world economy rebounded from the emerging market crisis of 1998 and investors became less interested in holding super-safe U.S. Treasury obligations. The increase in rates pushed most fixed-income product returns negative for the year, including the Bond Account.

Corporate bonds performed relatively well in this environment, significantly outperforming Treasuries, as investors put additional money into higher yielding assets. The fundamentals continued to be very positive for U.S. corporations with strong U.S. and world economies producing strong earnings growth with little inflation. The Account was positioned to take advantage of this rebound through an increase in holdings of higher yielding securities.

The performance of the Account was below expectations in 1999 due to underperformance of several holdings. The corporate bond market has become more equity like in its increasing hostility towards companies reporting below expected earnings or any whiff of other problems. Given the expectation of further downside risk, several of the Account's holdings were sold after year-end 1999, including J.C. Penney and Rite Aid Corporation.

Account Managers expect underlying economic fundamentals to remain strong which is positive for corporate securities. Corporate yield premiums to Treasuries remain high and should produce long-term performance relative to Treasuries.

Comparison of Change in Value of $10,000 Investment in the Bond Account, Lipper Corporate Debt BBB Rated Fund Average and Lehman Brothers BAA Corporate Index.


        Total Returns*
    as of December 31, 1999
    1 Year  5 Year  10 Year
    -2.59%   7.73%   7.77%

                             Lehman              Lipper
           Bond                BAA                BBB
          Account             Index               Avg
          10,000             10,000             10,000
1990      10,522             10,528             10,573
1991      12,281             12,561             12,455
1992      13,432             13,742             13,481
1993      14,999             15,518             15,142
1994      14,565             15,022             14,467
1995      17,793             18,435             17,370
1996      18,214             19,176             17,924
1997      20,144             21,304             19,731
1998      21,693             21,577             20,964
1999      21,131             21,400             20,612

Note:  Past performance is not predictive of future performance.



Important Notes of the Income-Oriented Accounts:

The values of these indexes will vary according to the aggregzte value of the common equity of each of the securities included. The indexes represented asset types which are subject to risk, including possible loss of principal. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Lehman Brothers, BAA Corporate Index: This is an unmanaged index of all publicly issued fixed rate nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or S&P.

Lipper Corporate Debt BBB Rated Funds Average: This average consists of mutual funds investing at least 65% of their assets in corporate and government debt issues rated by S&P or Moody's in the top four grades. The one year average currently contains 132 mutual funds.

Note: Mutual fund data from Lipper Inc.



GENERAL INFORMATION ABOUT AN ACCOUNT

Eligible Purchasers
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life Insurance Company or of other insurance companies, 2) Principal Life Insurance Company or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life Insurance Company or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.

Shareholder Rights
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.

Non-Cumulative Voting
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% if the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.

Purchase of Account Shares
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Sale of Account Shares
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.


Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the New York Stock Exchange is restricted as determined by the SEC or when the Exchange is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which i) disposal by a fund of securities owned by it is not reasonably practicable, ii) it is not reasonably practicable for a fund to fairly determine the value of its net assets; or iii) the SEC permits suspension for the protection of security holders.

If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs five days thereafter.

In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Restricted Transfers
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven day period.




Financial Statements
You will receive an annual financial statement for the Fund, examined by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited. The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.



FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

BLUE CHIP ACCOUNT                                              1999(a)
-----------------                                              ----
Net Asset Value, Beginning of Period...................      $10.15
Income from Investment Operations:
   Net Investment Income...............................         .08
   Net Realized and Unrealized Gain on Investments.....         .24

                       Total from Investment Operations         .32
Less Dividends from Net Investment Income..............       (.09)

Net Asset Value, End of Period.........................      $10.38



Total Return...........................................       1.15%(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $6,453
   Ratio of Expenses to Average Net Assets.............        .69%(c)
   Ratio of Net Investment Income to Average Net Assets       1.33%(c)
   Portfolio Turnover Rate.............................       16.2%(c)







BOND ACCOUNT(d)                                                1999         1998         1997         1996        1995
------------                                                   ------------------------------         ----        ----
Net Asset Value, Beginning of Period...................      $12.02       $11.78       $11.33       $11.73      $10.12
Income from Investment Operations:
   Net Investment Income...............................         .81          .66          .76          .68         .62
   Net Realized and Unrealized Gain (Loss) on Investments     (1.12)         .25          .44         (.40)       1.62


                       Total from Investment Operations       (.31)          .91         1.20          .28        2.24
 Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.82)        (.66)        (.75)        (.68)       (.63)
   Excess Distributions from Capital Gains(e)..........         --         (.01)         --            --          --

                      Total Dividends and Distributions       (.82)        (.67)        (.75)        (.68)       (.63)

Net Asset Value, End of Period.........................      $10.89       $12.02       $11.78       $11.33      $11.73

Total Return...........................................       (2.59)%       7.69%       10.60%        2.36%      22.17%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $125,067     $121,973      $81,921      $63,387     $35,878
   Ratio of Expenses to Average Net Assets.............        .50%         .51%         .52%         .53%        .56%
   Ratio of Net Investment Income to Average Net Assets       6.78%        6.41%        6.85%        7.00%       7.28%
   Portfolio Turnover Rate.............................       40.1%        26.7%         7.3%         1.7%        5.9%

CAPITAL VALUE ACCOUNT(d)                                       1999         1998         1997         1996        1995
---------------------                                          ------------------------------         ----        ----
Net Asset Value, Beginning of Period...................      $37.19       $34.61       $29.84       $27.80      $23.44
Income from Investment Operations:
   Net Investment Income...............................         .78          .71          .68          .57         .60
   Net Realized and Unrealized Gain (Loss) on Investments     (2.41)        3.94         7.52         5.82        6.69

                       Total from Investment Operations      (1.63)         4.65         8.20         6.39        7.29
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.80)        (.71)        (.67)        (.58)       (.60)
   Distributions from Capital Gains....................      (3.13)       (1.36)       (2.76)       (3.77)      (2.33)
   Excess Distributions from Capital Gains(e)..........       (.89)         --            --          --           --

                      Total Dividends and Distributions      (4.82)       (2.07)       (3.43)       (4.35)      (2.93)

Net Asset Value, End of Period.........................      $30.74       $37.19       $34.61       $29.84      $27.80


Total Return...........................................     (4.29)%       13.58%       28.53%       23.50%      31.91%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $367,927     $385,724     $285,231     $205,019    $135,640
   Ratio of Expenses to Average Net Assets.............        .43%         .44%         .47%         .49%        .51%
   Ratio of Net Investment Income to Average Net Assets       2.05%        2.07%        2.13%        2.06%       2.25%
   Portfolio Turnover Rate.............................       43.4%        22.0%        23.4%        48.5%       49.2%





See accompanying notes.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):
INTERNATIONAL ACCOUNT(d)                                       1999         1998         1997         1996        1995
---------------------                                          ------------------------------         ----        ----
Net Asset Value, Beginning of Period...................      $14.51       $13.90       $13.02       $10.72       $9.56
Income from Investment Operations:
   Net Investment Income...............................         .48          .26          .23          .22         .19
   Net Realized and Unrealized Gain on Investments.....        3.14         1.11         1.35         2.46        1.16

                       Total from Investment Operations        3.62         1.37         1.58         2.68        1.35
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.47)        (.25)        (.23)        (.22)       (.18)
   Distributions from Capital Gains....................      (1.46)        (.51)        (.47)        (.16)       (.01)
   Excess Distributions from Capital Gains(e)..........       (.25)         --           --           --           --

                      Total Dividends and Distributions      (2.18)        (.76)        (.70)        (.38)       (.19)


Net Asset Value, End of Period.........................      $15.95       $14.51       $13.90       $13.02      $10.72


Total Return                                                 25.93%        9.98%       12.24%       25.09%      14.17%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $197,235     $153,588      $125,289      $71,682     $30,566
   Ratio of Expenses to Average Net Assets.............        .78%         .77%          .87%         .90%        .95%
   Ratio of Net Investment Income to Average Net Assets       3.11%        1.80%         1.92%        2.28%       2.26%
   Portfolio Turnover Rate.............................       65.5%        33.9%         22.7%        12.5%       15.6%

LARGECAP GROWTH ACCOUNT                                        1999(a)
-----------------------                                        ----
Net Asset Value, Beginning of Period...................       $9.93
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)...........        (.03)
   Net Realized and Unrealized Gain (Loss) on Investments      3.36

                       Total from Investment Operations        3.33

Net Asset Value, End of Period.........................      $13.26



Total Return...........................................      32.47%(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $7,045
   Ratio of Expenses to Average Net Assets(f)..........        1.16%(c)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.47)%(c)
   Portfolio Turnover Rate.............................       39.6%(c)





MIDCAP ACCOUNT(d)                                              1999         1998         1997         1996        1995
--------------                                                 ------------------------------         ----        ----
Net Asset Value, Beginning of Period...................      $34.37       $35.47       $29.74       $25.33      $19.97
Income from Investment Operations:
   Net Investment Income...............................         .12          .22          .24          .22         .22
   Net Realized and Unrealized Gain on Investments.....        4.20          .94         6.48         5.07        5.57

                       Total from Investment Operations        4.32         1.16         6.72         5.29        5.79
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.12)        (.22)        (.23)        (.22)       (.22)
   Distributions from Capital Gains....................      (1.67)       (2.04)        (.76)        (.66)       (.21)

                      Total Dividends and Distributions      (1.79)       (2.26)        (.99)        (.88)       (.43)

Net Asset Value, End of Period.........................      $36.90       $34.37       $35.47       $29.74      $25.33


Total Return...........................................      13.04%        3.69%       22.75%       21.11%      29.01%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $262,350     $259,470      $224,630    $137,161     $58,520
   Ratio of Expenses to Average Net Assets.............        .61%         .62%          .64%        .66%        .70%
   Ratio of Net Investment Income to Average Net Assets        .32%         .63%          .79%       1.07%       1.23%
   Portfolio Turnover Rate.............................       79.6%        26.9%          7.8%        8.8%       13.1%

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

MIDCAP GROWTH ACCOUNT                                          1999         1998(g)
---------------------                                          -----------------
Net Asset Value, Beginning of Period...................       $9.65        $9.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)...........         .02        (.01)
   Net Realized and Unrealized Gain (Loss) on Investments      1.01        (.28)

                       Total from Investment Operations        1.03        (.29)
Less Dividends from Net Investment Income..............        (.02)         --

Net Asset Value, End of Period.........................      $10.66        $9.65



Total Return...........................................      10.67%      (3.40%)(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $14,264       $8,534
   Ratio of Expenses to Average Net Assets(f)..........        .96%         1.27%(c)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................        .26%       (.14)%(c)
   Portfolio Turnover Rate.............................       74.1%        91.9%(c)



MIDCAP VALUE ACCOUNT                                           1999(a)
--------------------                                           ----
Net Asset Value, Beginning of Period...................      $10.09
Income from Investment Operations:
   Net Investment Income(f)............................         .02
   Net Realized and Unrealized Gain on Investments.....        1.24

                       Total from Investment Operations        1.26
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.02)
   Distributions from Capital Gains....................       (.22)

                 Total from Dividends and Distributions       (.24)

Net Asset Value, End of Period.........................      $11.11



Total Return...........................................      10.24%(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $5,756
   Ratio of Expenses to Average Net Assets(f)..........       1.19%(c)
   Ratio of Net Investment Income to Average Net Assets        .30%(c)
   Portfolio Turnover Rate.............................      154.0%(c)



MONEY MARKET ACCOUNT(d)                                        1999         1998         1997         1996        1995
--------------------                                           ------------------------------         ----        ----
Net Asset Value, Beginning of Period...................      $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income...............................        .048         .051         .051         .049        .054

Less Dividends from Net Investment Income..............      (.048)       (.051)       (.051)       (.049)      (.054)

Net Asset Value, End of Period.........................      $1.000       $1.000       $1.000       $1.000      $1.000

Total Return...........................................       4.84%        5.20%        5.04%        5.07%       5.59%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $120,924      $83,263      $47,315      $46,244     $32,670
   Ratio of Expenses to Average Net Assets.............        .52%         .52%         .55%         .56%        .58%
   Ratio of Net Investment Income to Average Net Assets       4.79%        5.06%        5.12%        5.00%       5.32%









See accompanying notes.

Selected data for a share of Capital Stock outstanding throughout the periods ended December 31 (except as noted):

SMALLCAP ACCOUNT                                               1999         1998(g)
----------------                                               -----------------
Net Asset Value, Beginning of Period...................       $8.21       $10.27
Income from Investment Operations:
   Net Investment Income...............................         --           --
   Net Realized and Unrealized Gain (Loss) on Investments      3.52        (2.06)

                       Total from Investment Operations        3.52        (2.06)
Less Distributions from Capital Gains..................       (.99)          --

Net Asset Value, End of Period.........................      $10.74        $8.21


Total Return...........................................      43.58%     (20.51)%(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $26,110      $12,094
   Ratio of Expenses to Average Net Assets.............        .91%         .98%(c)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................        .05%       (.05)%(c)
   Portfolio Turnover Rate.............................      111.1%        45.2%(c)



SMALLCAP GROWTH ACCOUNT                                        1999         1998(g)
-----------------------                                        -----------------
Net Asset Value, Beginning of Period...................      $10.10        $9.84
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)...........        (.05)        (.04)
   Net Realized and Unrealized Gain on Investments.....        9.70          .30

                       Total from Investment Operations        9.65          .26
Less Distributions from Capital Gains..................        (.19)          --

Net Asset Value, End of Period.........................      $19.56       $10.10

Total Return...........................................      95.69%        2.96%(b)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $39,675       $8,463
   Ratio of Expenses to Average Net Assets(f)..........       1.05%        1.31%(c)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.61)%       (.80)%(c)
   Portfolio Turnover Rate.............................       98.0%       166.5%(c)





STOCK INDEX 500 ACCOUNT                                        1999(a)
-----------------------                                        ----
Net Asset Value, Beginning of Period...................       $9.83
Income from Investment Operations:
   Net Investment Income(f)............................         .06
   Net Realized and Unrealized Gain on Investments.....         .97

                       Total from Investment Operations        1.03
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.07)
   Distributions from Capital Gains....................       (.08)

                 Total from Dividends and Distributions       (.15)

Net Asset Value, End of Period.........................      $10.71



Total Return...........................................       8.93%(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      46,088
   Ratio of Expenses to Average Net Assets(f)..........        .40%(c)
   Ratio of Net Investment Income to Average Net Assets       1.41%(c)
   Portfolio Turnover Rate.............................        3.8%(c)

FINANCIAL HIGHLIGHTS (Continued)

Notes to Financial Highlights

(a) Period from May 1, 1999, date shares first offered to the public, through December 31, 1999. Per share net investment income and realized and unrealized gains (losses) for the period from the initial purchase of shares through April 30, 1999, were recognized as follows, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. This represents activities of each Account prior to the initial public offering.

                              Date            Net       Per Share Realized
                           Operations     Investment      and Unrealized
      Account              Commenced        Income        Gains (Losses)

Blue Chip Account        April 15, 1999      $.01             $.14
LargeCap Growth Account  April 15, 1999       --              (.07)
MidCap Value Account     April 22, 1999       --               .09
Stock Index 500 Account  April 22, 1999       .01             (.18)

(b)  Total return amounts have not been annualized.

(c)  Computed on an annualized basis.

(d) Effective January 1, 1998 the following mutual funds were reorganized into the Principal Variable Contracts Fund, Inc. as follows:

       Former Fund Name                         Current Account Name
Principal Bond Fund, Inc.                      Bond Account
Principal Capital Accumulation Fund, Inc.      Capital Value Account
Principal World Fund, Inc.                     International Account
Principal Emerging Growth Fund, Inc.           MidCap Account
Principal Money Market Fund, Inc.              Money Market Account

(e) Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(f) Without the Managers voluntary waiver of a portion of certain of its expenses for the periods indicated, the following Accounts would have had per share net investment income and the ratios of expenses to average net assets as shown:

(g) Period from May 1, 1998, date shares first offered to the public, through December 31, 1998. Per share net investment income and realized and unrealized gains (losses) for the period from the initial purchase of shares through April 30, 1998, were recognized as follows, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. This represents activities of each account prior to the initial public offering.


                              Date            Net       Per Share Realized
                           Operations     Investment      and Unrealized
      Account              Commenced        Income        Gains (Losses)

MidCap Growth Account    April 23, 1998      $.01             $(.07)
SmallCap Account         April 9, 1998        --                .27
SmallCap Growth Account  April 2, 1998        --               (.16)


Additional information about the Fund is available in the Statement of Additional Information dated May 1, 2000 and which is part of this prospectus. Information about the Funds investments is also available in the Funds annual and semi-annual reports to shareholders. In the Funds annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds performance during its last fiscal year. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-451-5447.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.



           Principal Variable Contracts Fund, Inc. SEC File 811-01944